UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21519
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report April 30, 2010

WALL ST

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

M-
M+

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010
INVESTMENT UPDATE
Economic and Market Conditions

Aamer Khan, CFA
Co-Portfolio Manager

Martha Locke
Co-Portfolio Manager

John Croft, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager
•	Global equities remained volatile, but most market indexes – with the notable exception of those in Europe – posted positive returns for the six months ending April 30, 2010. A sharp market correction in the United States in February was driven by concerns about Greek debt, belt-tightening in China, and a U.S. political environment unsettled by proposed health care reform and bank regulation. Market growth resumed, however, and the period ended on a solid footing. For the six-month period, the Dow Jones Industrial Average rose 14.87%, the NASDAQ Composite Index gained 20.94% and the S&P 500 Index increased 15.66%.

•	Foreign equities had mixed results during the period. Some international markets demonstrated fairly robust results, while others – most notably in the Euro zone – turned in much weaker showings. The MSCI Europe, Australasia, Far East Index registered only a modest 2.48% return for the period, largely due to the weak performance of many European stocks. For example, the FTSE Eurotop 100 Index, which tracks the performance of the most actively traded and highly capitalized stocks in the pan-Euro-pean region, had a negative return for the period, falling nearly 1.5%. Much of this disappointing performance was the result of investor worries about the possibility of sovereign debt defaults in Greece and other southern European countries, such as Italy, Portugal and Spain.
• Emerging markets outperformed those in the developed world for the

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
period, with the MSCI Emerging Markets Index rising 12.37%. Regionally, emerging markets in Asia generally performed well, although concerns about credit tightening in China held back economic activity in that area during the latter part of the period. Commodity-oriented emerging markets such as Brazil, Russia and South Africa benefited from higher prices for oil, iron ore, copper and other basic materials.
Management Discussion

•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “ETO.” For the six months ending April 30, 2010, the Fund’s return at net asset value underperformed that of its benchmark, the Russell 1000 Value Index (the “Index”), but beat the average return of its Lipper peer group.[1]
•	Although the Fund’s common stock allocation produced a double-digit return for the six-month period, investment results lagged the Index, mainly due to the Fund’s international exposure, primarily in Europe. Overall stock performance in the developed markets of Europe declined slightly during the period, and given

Total Return Performance 10/31/09 – 4/30/10
NYSE Symbol		ETO

At Net Asset Value (NAV)[2]		15.91%
At Market Price[2]		19.81%

Russell 1000 Value Index[1]		17.77%
BofA Merrill Lynch Fixed Rate Preferred Stock Index[1]		11.18%
Lipper Global Funds Average (at NAV)[1]		8.98%

Premium/(Discount) to NAV (4/30/10)		(7.72)%
Total Distributions per share		$0.700
Distribution Rate[3]	At NAV	6.36%
	At Market Price	6.90%

See page 3 for more performance information.

[1]
It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Unlike the Fund, an Index’s return does not reflect the effect of leverage. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative. Performance results reflect the effects of leverage.

[3]
The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be composed of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010
INVESTMENT UPDATE

the Fund’s sizeable exposure to the region, this allocation weighed heavily on the Fund’s performance versus the Index. Some further underperformance came as a result of inopportune security selection in such sectors as industrials, consumer discretionary and utilities. On the upside, an overweighting in materials, one of the Index’s best-performing sectors during the period, contributed to the Fund’s relative performance, as did stock selection in the household products segment of the consumer staples sector.

•	The Fund had approximately 16% of its total investments invested in preferred stocks as of April 30, 2010, and this allocation helped boost the Fund’s total return for the period. During the six months, preferred stock results remained strong overall, as measured by the BofA Merrill Lynch Fixed Rate Preferred Stock Index’s 11.18% return, but the preferreds held in the Fund performed even better. This outperformance was primarily due to an overweighting in non-U.S. banks, as well as a large holding in diversified financial services. Upside performance was held back somewhat by a lack of exposure to some of the most volatile names.

•	Management believes that U.S. and global companies are in the process of transitioning from a 20-year-plus cycle of disinflation to a new period of generally rising inflation. To take advantage of the potential effects of rising inflation, management invested a portion of the Fund’s assets in “hard-asset” stocks, meaning those of companies with significant assets such as plant, equipment and land on their balance sheets, as well as companies with increased exposure to commodities, including those in the materials, energy and industrials sectors.

•	Based on the Fund’s objective of providing a high level of after-tax total return, which consists mostly of tax-favored dividend income and capital appreciation, the Fund was invested primarily in securities that generate a relatively high level of qualified dividend income (QDI). The Fund’s investments in preferred stocks, in addition to its common stock portfolio and its high representation in international stocks, all contributed to the Fund’s QDI during the six-month period.

•	As of April 30, 2010, the Fund had leverage in the amount of 20% of the Fund’s total assets. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks, including the likelihood of greater volatility of the net asset value and market price of the Fund’s common shares. The cost of the Fund’s leverage rises and falls with changes in short-term interest rates.[1]

[1]	In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.
•	Effective March 1, 2010, John H. Croft became a Co-Portfolio Manager of the Fund, replacing Thomas H. Luster, who will continue to serve as a portfolio manager for other Eaton Vance funds. Mr. Croft is a Vice President in Eaton Vance’s investment grade income group, which he joined in 2004, and is a portfolio manager of other Eaton Vance funds.

•	As always, we thank you for your continued confidence and participation in the Fund.

Country Allocation1

By total investments

[1]	As a percentage of the Fund’s total investments as of 4/30/10.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010
FUND PERFORMANCE

Performance1

NYSE Symbol:	ETO

Average Annual Total Returns (at market price, NYSE)

Six Months	19.81%
One Year	74.17
Five Years	8.66
Life of Fund (4/30/04)	9.08

Average Annual Total Returns (at net asset value)

Six Months	15.91%
One Year	56.67
Five Years	7.37
Life of Fund (4/30/04)	10.55

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Performance results reflect the effects of leverage.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Top 10 Common Stock Holdings2

By total investments

PNC Financial Services Group, Inc.	2.1%
Target Corp.	2.0
Wells Fargo & Co.	2.0
BHP Billiton, Ltd. ADR	2.0
UPM-Kymmene Oyj	2.0
Fifth Third Bancorp	1.9
McDonald’s Corp.	1.8
Occidental Petroleum Corp.	1.8
Fresenius Medical Care AG & Co. KGaA	1.7
Seadrill, Ltd.	1.6

[2]	Top 10 Common Stock Holdings represented 18.9% of the Fund’s total investments as of 4/30/10.
Equity Sector Weightings3

By total investments

[3]	As a percentage of the Fund’s total investments as of 4/30/10.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.1%(1)

Security	Shares	Value

Air Freight & Logistics — 1.8%

Deutsche Post AG	361,000	$5,855,254

		$5,855,254

Chemicals — 0.9%

BASF AG	50,000	$2,906,930

		$2,906,930

Commercial Banks — 10.5%

Banco Bradesco SA ADR	217,800	$4,055,436
Fifth Third Bancorp	500,000	7,455,000
Mizuho Financial Group, Inc.	3,012,000	5,694,373
PNC Financial Services Group, Inc.	125,000	8,401,250
Wells Fargo & Co.	240,000	7,946,400

		$33,552,459

Computers & Peripherals — 1.9%

International Business Machines Corp.	48,000	$6,192,000

		$6,192,000

Construction & Engineering — 1.8%

Skanska AB	349,000	$5,782,700

		$5,782,700

Diversified Telecommunication Services — 6.0%

Bezeq Israeli Telecommunication Corp., Ltd.	1,685,000	$4,115,277
Deutsche Telekom AG	489,000	6,366,901
Magyar Telekom Rt.	778,000	2,768,256
Portugal Telecom SGPS SA(2)	284,000	2,890,333
Telefonos de Mexico SA de CV ADR	200,000	3,070,000

		$19,210,767

Electric Utilities — 3.9%

CEZ AS	72,000	$3,452,438
E.ON AG	171,000	6,306,093
Red Electrica Corp. SA	59,000	2,795,388

		$12,553,919

Energy Equipment & Services — 4.3%

Halliburton Co.	150,000	$4,597,500
Seadrill, Ltd.	262,000	6,599,412
Transocean, Ltd.(2)	34,000	2,463,300

		$13,660,212

Food Products — 1.0%

Nestle SA ADR	63,000	$3,080,700

		$3,080,700

Health Care Equipment & Supplies — 1.7%

Covidien PLC	74,000	$3,551,260
Masimo Corp.	74,297	1,739,293

		$5,290,553

Health Care Providers & Services — 2.1%

Fresenius Medical Care AG & Co. KGaA	125,000	$6,767,971

		$6,767,971

Hotels, Restaurants & Leisure — 2.3%

McDonald’s Corp.	104,000	$7,341,360

		$7,341,360

Household Durables — 2.6%

Electrolux AB	122,132	$3,141,077
Whirlpool Corp.	48,000	5,225,760

		$8,366,837

Household Products — 2.8%

Colgate-Palmolive Co.	37,000	$3,111,700
Kimberly-Clark de Mexico SA de CV	1,000,000	5,801,539

		$8,913,239

Industrial Conglomerates — 1.8%

Siemens AG	60,000	$5,917,573

		$5,917,573

Insurance — 7.6%

Lincoln National Corp.	126,000	$3,854,340
Prudential Financial, Inc.	89,000	5,656,840
Sampo Oyj	240,000	5,899,180

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Insurance (continued)

Standard Life PLC	1,043,000	$3,196,547
Zurich Financial Services AG	25,000	5,542,367

		$24,149,274

IT Services — 1.6%

MasterCard, Inc., Class A	20,000	$4,960,800

		$4,960,800

Machinery — 5.1%

Danaher Corp.	46,000	$3,876,880
Illinois Tool Works, Inc.	75,000	3,832,500
Parker Hannifin Corp.	90,000	6,226,200
Wartsila Oyj	46,000	2,342,256

		$16,277,836

Media — 3.6%

Time Warner, Inc.	160,000	$5,292,800
Vivendi SA	236,000	6,190,851

		$11,483,651

Metals & Mining — 3.5%

BHP Billiton, Ltd. ADR	109,103	$7,941,607
Newmont Mining Corp.	60,000	3,364,800

		$11,306,407

Multi-Utilities — 0.9%

RWE AG	35,000	$2,879,032

		$2,879,032

Multiline Retail — 2.5%

Target Corp.	140,000	$7,961,800

		$7,961,800

Oil, Gas & Consumable Fuels — 10.5%

Chevron Corp.	50,000	$4,072,000
Enbridge, Inc.	52,000	2,512,120
Exxon Mobil Corp.	30,000	2,035,500
Hess Corp.	84,000	5,338,200
Occidental Petroleum Corp.	80,000	7,092,800
Royal Dutch Shell PLC, Class A	104,000	3,260,537
Total SA ADR	102,000	5,546,760
Tupras-Turkiye Petrol Rafinerileri AS	160,000	3,557,124

		$33,415,041

Paper & Forest Products — 2.5%

UPM-Kymmene Oyj	548,000	$7,864,267

		$7,864,267

Pharmaceuticals — 6.5%

Bristol-Myers Squibb Co.	167,000	$4,223,430
Roche Holding AG	39,000	6,157,676
Sanofi-Aventis(2)	85,000	5,798,570
Teva Pharmaceutical Industries, Ltd. ADR	80,000	4,698,400

		$20,878,076

Real Estate Investment Trusts (REITs) — 1.8%

Annaly Capital Management, Inc.	339,000	$5,746,050

		$5,746,050

Software — 1.0%

Microsoft Corp.	107,000	$3,267,780

		$3,267,780

Specialty Retail — 1.1%

Home Depot, Inc.	100,000	$3,525,000

		$3,525,000

Tobacco — 0.8%

Philip Morris International, Inc.	55,000	$2,699,400

		$2,699,400

Wireless Telecommunication Services — 3.7%

Partner Communications Co., Ltd.	96,566	$1,894,752
Rogers Communications, Inc., Class B	155,000	5,519,550
Vodafone Group PLC ADR	198,000	4,395,600

		$11,809,902

Total Common Stocks
(identified cost $250,104,652)		$313,616,790

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Preferred Stocks — 20.7%

Security	Shares	Value

Commercial Banks — 9.1%

Abbey National Capital Trust I, 8.963%(3)	750	$857,510
ABN AMRO North America Capital Funding Trust, 6.968%(3)(4)	950	670,641
Bank of America Corp., 6.70%	58,000	1,269,620
Bank of America Corp., Series I, 6.625%	46,000	1,019,820
Barclays Bank PLC, 7.434%(3)(4)	1,500	1,526,970
BBVA International SA Unipersonal, 5.919%(3)	1,250	1,007,552
BNP Paribas, 7.195%(3)(4)	25	2,437,757
CoBank, ACB, 11.00%(4)	20,000	1,073,126
Credit Agricole SA/London, 6.637%(3)(4)	2,100	1,834,073
DB Contingent Capital Trust II, 6.55%	25,000	554,250
Den Norske Bank, 7.729%(3)(4)	3,600	3,733,049
JPMorgan Chase & Co., 7.90%(3)	2,500	2,634,910
Landsbanki Islands HF, 7.431%(2)(3)(4)(5)	2,150	8,063
Lloyds Banking Group PLC, 6.657%(2)(3)(4)	1,900	1,263,500
Royal Bank of Scotland Group PLC, 7.648%(3)	244	211,421
Royal Bank of Scotland Group PLC, Series F, 7.65%	3,978	79,719
Royal Bank of Scotland Group PLC, Series L, 5.75%	174,080	2,771,354
Santander Finance SA Unipersonal, 10.50%	12,147	330,034
Standard Chartered PLC, 6.409%(3)(4)	10.5	984,044
UBS Preferred Funding Trust I, 8.622%(3)	1,800	1,793,093
Wells Fargo & Co., 7.98%(3)	1,200	1,284,230
Wells Fargo & Co., Class A, 7.50%	1,800	1,774,800

		$29,119,536

Electric Utilities — 0.3%

Entergy Arkansas, Inc., 6.45%	22,000	$523,189
Southern California Edison Co., 6.00%	6,000	568,200

		$1,091,389

Food Products — 0.6%

Dairy Farmers of America, 7.875%(4)	18,500	$1,495,031
Ocean Spray Cranberries, Inc., 6.25%(4)	4,250	309,055

		$1,804,086

Insurance — 6.1%

Aegon NV, 6.375%	95,000	$1,836,350
Arch Capital Group, Ltd., Series B, 7.875%	15,000	374,850
AXA SA, 6.379%(3)(4)	500	462,004
AXA SA, 6.463%(3)(4)	4,400	4,067,030
Endurance Specialty Holdings, Ltd., Series A, 7.75%	14,750	357,983
ING Capital Funding Trust III, 8.439%(3)	5,130	5,031,427
MetLife, Inc., 6.50%	100,000	2,423,000
PartnerRe, Ltd., 6.50%	20,000	470,000
Prudential PLC, 6.50%	2,600	2,312,411
RenaissanceRe Holdings, Ltd., Series C, 6.08%	113,000	2,295,030

		$19,630,085

Oil, Gas & Consumable Fuels — 1.6%

Kinder Morgan GP, Inc., 8.33%(3)(4)	5,000	$5,108,125

		$5,108,125

Real Estate Investment Trusts (REITs) — 3.0%

CapLease, Inc., 8.125%	75,000	$1,851,750
Developers Diversified Realty Corp., 7.50%	159,500	3,588,750
Regency Centers Corp., Series C, 7.45%	80,000	1,943,200
Vornado Realty, LP, 7.875%	80,000	2,053,600

		$9,437,300

Total Preferred Stocks
(identified cost $67,067,235)		$66,190,521

Corporate Bonds & Notes — 6.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 3.5%

American Express Co., 6.80% to 9/1/16, 9/1/36(6)(7)	$1,500	$1,488,750
Banco Industriale Comercial SA, 8.50%, 4/27/20(4)	1,000	976,250
Capital One Capital V, 10.25%, 8/15/39	2,500	3,015,625
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57(6)(7)	2,440	2,452,200
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37(6)(7)	2,000	1,725,000
SunTrust Capital VIII, 6.10% to 12/15/36, 12/1/66(6)	2,000	1,688,530

		$11,346,355

Diversified Financial Services — 1.1%

GE Capital Trust I, 6.375% to 11/15/17, 11/15/67(6)	$3,500	$3,373,125

		$3,373,125

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Insurance — 1.6%

Everest Reinsurance Holdings, Inc., 6.60% to 5/15/17, 5/15/37(6)(7)	$2,600	$2,405,000
MetLife, Inc., 10.75%, 8/1/69	2,000	2,583,236

		$4,988,236

Retail-Food and Drug — 0.6%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37(6)(7)	$2,000	$1,930,916

		$1,930,916

Total Corporate Bonds & Notes
(identified cost $19,407,023)		$21,638,632

Total Investments — 125.6%
(identified cost $336,578,910)		$401,445,943

Other Assets, Less Liabilities — (25.6)%		$(81,912,412)

Net Assets — 100.0%		$319,533,531

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

During the six months ended April 30, 2010, the Fund held interests in Eaton Vance Cash Reserves Fund, LLC and, prior to its liquidation in February 2010, Cash Management Portfolio, affiliated investment companies available to Eaton Vance portfolios and funds which invest in high quality, U.S. dollar denominated money market instruments. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio for the six months ended April 30, 2010 was $3,343 and $0, respectively.

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2010.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions and remain exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate value of these securities is $25,948,718 or 8.1% of the Fund’s net assets.

(5)	Defaulted security.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	The maturity date shown is the scheduled maturity date which is earlier than the final maturity date due to the possibility of earlier repayment.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	50.3%	$202,086,070
Germany	9.2	36,999,754
France	5.9	23,899,288
Switzerland	4.3	17,244,043
Finland	4.0	16,105,703
United Kingdom	4.0	15,951,301
Israel	2.7	10,708,429
Bermuda	2.3	9,364,442
Sweden	2.2	8,923,777
Mexico	2.2	8,871,539
Canada	2.0	8,031,670
Australia	2.0	7,941,607
Japan	1.4	5,694,373
Brazil	1.3	5,031,686
Norway	0.9	3,733,049
Turkey	0.9	3,557,124
Ireland	0.9	3,551,260
Czech Republic	0.9	3,452,438
Portugal	0.7	2,890,333
Spain	0.7	2,795,388
Hungary	0.7	2,768,256
Netherlands	0.5	1,836,350
Iceland	0.0	8,063

Total Investments	100.0%	$401,445,943

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2010

Assets

Investments, at value (identified cost, $336,578,910)	$401,445,943
Foreign currency, at value (identified cost, $300,095)	301,668
Dividends and interest receivable	1,934,497
Interest receivable from affiliated investment	1,133
Receivable for investments sold	21,581,170
Receivable for closed forward foreign currency exchange contracts	891,290
Tax reclaims receivable	698,782

Total assets	$426,854,483

Liabilities

Notes payable	$85,000,000
Payable for investments purchased	3,694,744
Payable for open forward foreign currency exchange contracts	363,401
Due to custodian	17,895,601
Payable to affiliates:
Investment adviser fee	236,527
Trustees’ fees	1,128
Accrued expenses	129,551

Total liabilities	$107,320,952

Net Assets	$319,533,531

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 14,519,257 shares issued and outstanding	$145,193
Additional paid-in capital	274,927,666
Accumulated net realized loss	(20,670,489)
Accumulated undistributed net investment income	661,318
Net unrealized appreciation	64,469,843

Net Assets	$319,533,531

Net Asset Value

($319,533,531 ÷ 14,519,257 common shares issued and outstanding)	$22.01

Statement of Operations

For the Six Months Ended
April 30, 2010

Investment Income

Dividends (net of foreign taxes, $822,577)	$12,231,052
Interest	726,047
Interest income allocated from affiliated investments	7,182
Expenses allocated from affiliated investments	(3,839)

Total investment income	$12,960,442

Expenses

Investment adviser fee	$1,657,504
Trustees’ fees and expenses	6,743
Custodian fee	104,547
Transfer and dividend disbursing agent fees	5,936
Legal and accounting services	41,764
Printing and postage	43,280
Interest expense and fees	535,817
Miscellaneous	29,603

Total expenses	$2,425,194

Deduct —
Reduction of investment adviser fee	$292,440
Reduction of custodian fee	14

Total expense reductions	$292,454

Net expenses	$2,132,740

Net investment income	$10,827,702

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,655,351
Investment transactions allocated from affiliated investments	(19,805)
Foreign currency and forward foreign currency exchange contract transactions	996,790

Net realized gain	$8,632,336

Change in unrealized appreciation (depreciation) —
Investments	$24,909,865
Foreign currency and forward foreign currency exchange contracts	(420,475)

Net change in unrealized appreciation (depreciation)	$24,489,390

Net realized and unrealized gain	$33,121,726

Net increase in net assets from operations	$43,949,428

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2010	Year Ended
in Net Assets	(Unaudited)	October 31, 2009

From operations —
Net investment income	$10,827,702	$20,334,217
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	8,632,336	(3,988,907)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	24,489,390	28,661,790

Net increase in net assets from operations	$43,949,428	$45,007,100

Distributions to shareholders
From net investment income	$(10,166,384)	$(22,057,343)
Tax return of capital	—	(99,043)

Total distributions	$(10,166,384)	$(22,156,386)

Net increase in net assets	$33,783,044	$22,850,714

Net Assets

At beginning of period	$285,750,487	$262,899,773

At end of period	$319,533,531	$285,750,487

Accumulated undistributed net investment income included in net assets

At end of period	$661,318	$—

Statement of Cash Flows

Six Months Ended
Cash Flows From	April 30, 2010
Operating Activities	(Unaudited)

Net increase in net assets from operations	$43,949,428

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(247,634,275)
Investments sold	238,158,537
Decrease in short-term investments, net	12,162,996
Net amortization/accretion of premium (discount)	(2,613)
Increase in dividends and interest receivable	(292,724)
Increase in interest receivable from affiliated investment	(1,133)
Decrease in receivable for investments sold	23,093,619
Increase in receivable for closed forward foreign currency exchange contracts	(891,290)
Increase in tax reclaims receivable	(171,376)
Decrease in payable for investments purchased	(43,660,801)
Increase in payable for open forward foreign currency exchange contracts	363,401
Increase in payable to affiliate for investment adviser fee	15,361
Decrease in payable to affiliate for Trustees’ fees	(22)
Decrease in accrued expenses	(73,329)
Net change in unrealized (appreciation) depreciation from investments	(24,909,865)
Net realized gain from investments	(7,655,351)
Return of capital distributions from investments	23,138

Net cash used in operating activities	$(7,526,299)

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(10,166,384)
Increase in due to custodian	17,895,601

Net cash provided by financing activities	$7,729,217

Net increase in cash*	$202,918

Cash at beginning of period	$98,750

Cash at end of period(1)	$301,668

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$539,781

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $1,573.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended October 31,			Period Ended		Year Ended	Period Ended
	April 30, 2010					October 31,		March 31,	March 31,
	(Unaudited)		2009	2008	2007	2006(1)		2006	2005(2)

Net asset value — Beginning of period (Common shares)	$19.680		$18.110	$37.490	$29.650	$28.030		$23.500	$19.100	(3)

Income (Loss) From Operations

Net investment income(4)	$0.746		$1.400	$2.534	$2.522	$1.456		$1.931	$1.670
Net realized and unrealized gain (loss)	2.284		1.696	(19.380)	7.900	1.415		4.640	4.136
Distributions to preferred shareholders
From net investment income	—		—	(0.200)	(0.459)	(0.263)		(0.340)	(0.152)

Total income (loss) from operations	$3.030		$3.096	$(17.046)	$9.963	$2.608		$6.231	$5.654

Less Distributions to Common Shareholders

From net investment income	$(0.700)		$(1.519)	$(2.334)	$(2.123)	$(0.988)		$(1.699)	$(1.095)
From net realized gain	—		—	—	—	—		(0.002)	—
Tax return of capital	—		(0.007)	—	—	—		—	—

Total distributions to common shareholders	$(0.700)		$(1.526)	$(2.334)	$(2.123)	$(0.988)		$(1.701)	$(1.095)

Preferred and common shares offering costs charged to paid-in capital(4)	$—		$—	$—	$—	$—		$—	$(0.059)

Preferred shares underwriting discounts(4)	$—		$—	$—	$—	$—		$—	$(0.100)

Net asset value — End of period (Common shares)	$22.010		$19.680	$18.110	$37.490	$29.650		$28.030	$23.500

Market value — End of period (Common shares)	$20.310		$17.560	$15.090	$35.970	$28.340		$26.000	$20.080

Total Investment Return on Net Asset Value(5)	15.91	%(6)	20.98%	(47.35)%	35.13%	9.70	%(6)	28.18%	30.16	%(6)(7)

Total Investment Return on Market Value(5)	19.81	%(6)	29.62%	(54.28)%	35.65%	13.04	%(6)	39.14%	11.21	%(6)(7)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended October 31,					Period Ended		Year Ended	Period Ended
	April 30, 2010							October 31,		March 31,	March 31,
	(Unaudited)		2009		2008		2007	2006(1)		2006	2005(2)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$319,534		$285,750		$262,900		$544,267	$430,130		$406,636	$340,868
Ratios (as a percentage of average daily net assets applicable to common shares):(8)
Expenses excluding interest and fees(9)	1.04	%(10)	1.10%		1.02%		1.06%	1.13	%(10)	1.17%	1.14	%(10)
Interest and fee expense(11)	0.35	%(10)	0.72%		0.54%		—	—		—	—
Total expenses(9)	1.39	%(10)	1.82%		1.56%		1.06%	1.13	%(10)	1.17%	1.14	%(10)
Net investment income	7.06	%(10)	8.31%		8.07%		7.64%	8.71	%(10)	7.52%	8.64	%(10)
Portfolio Turnover	62	%(6)	140%		113%		78%	29	%(6)	116%	110	%(6)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(8)
Expenses excluding interest and fees(9)	0.82	%(10)	0.80%		0.77%		0.82%	0.84	%(10)	0.84%	0.83	%(10)
Interest and fee expense(11)	0.27	%(10)	0.53%		0.41%		—	—		—	—
Total expenses(9)	1.09	%(10)	1.33%		1.18%		0.82%	0.84	%(10)	0.84%	0.83	%(10)
Net investment income	5.54	%(10)	6.07%		6.13%		5.86%	6.45	%(10)	5.41%	6.34	%(10)

Senior Securities:
Total notes payable outstanding (in 000’s)	$85,000		$85,000		$111,000		$—	$—		$—	$—
Asset coverage per $1,000 of notes payable(12)	$4,759		$4,362		$3,368		$—	$—		$—	$—
Total preferred shares outstanding	—	(13)	—	(13)	—	(13)	5,800	5,800		5,800	5,800
Asset coverage per preferred share(14)	$—	(13)	$—	(13)	$—	(13)	$118,868	$99,182		$95,119	$83,774
Involuntary liquidation preference per preferred share(15)	$—	(13)	$—	(13)	$—	(13)	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(15)	$—	(13)	$—	(13)	$—	(13)	$25,000	$25,000		$25,000	$25,000

(1)	For the seven-month period ended October 31, 2006. The Fund changed its fiscal year-end from March 31 to October 31.

(2)	For the period from the start of business, April 30, 2004, to March 31, 2005.

(3)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)	Computed using average common shares outstanding.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Not annualized.

(7)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(8)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)	Annualized.

(11)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).

(12)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(13)	The Fund’s preferred shares were fully redeemed during the year ended October 31, 2008.

(14)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(15)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to at third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,902,483 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,109,278), October 31, 2014 ($2,962,393), October 31, 2015 ($54,293), October 31, 2016 ($21,283,904) and October 31, 2017 ($2,492,615).

As of April 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2010, the Fund’s investment adviser fee totaled $1,660,321 of which $2,817 was allocated from Cash Management Portfolio and $1,657,504 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first six full years of operations on April 30, 2010. Pursuant to this agreement, EVM waived $292,440 of its investment adviser fee for the six months ended April 30, 2010.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $247,634,275 and $238,158,537, respectively, for the six months ended April 30, 2010.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended April 30, 2010 and the year ended October 31, 2009.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$337,986,269

Gross unrealized appreciation	$74,688,571
Gross unrealized depreciation	(11,228,897)

Net unrealized appreciation	$63,459,674

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $113 million ($145 million prior to November 6, 2009) over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2010, the Fund had borrowings outstanding under the Agreement of $85 million at an interest rate of 1.15%. The carrying amount of the borrowings at April 30, 2010 approximated its fair value. For the six months April 30, 2010, the average borrowings under the Agreement and the average interest rate (annualized) were $85 million and 1.07%, respectively.

8   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement Date	Deliver	In Exchange For	Depreciation

6/3/10	Euro 9,204,768	United States Dollar 12,201,841	$(55,182)
6/3/10	Euro 8,086,682	United States Dollar 10,707,535	(60,650)
6/3/10	Euro 8,051,387	United States Dollar 10,652,790	(68,396)
6/3/10	Euro 8,630,321	United States Dollar 11,409,284	(82,807)
6/3/10	Euro 10,725,307	United States Dollar 14,185,398	(96,366)

			$(363,401)

At April 30, 2010, closed forward foreign currency sales contracts excluded above amounted to a receivable of $891,290.

At April 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At April 30, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $891,290, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives(1)	Liability Derivatives(2)

Forward foreign currency exchange contracts	$891,290	$(363,401)

(1)	Statement of Assets and Liabilities location: Receivable for closed forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2010 was as follows:

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Forward foreign currency exchange contracts	$891,290	$(363,401)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended April 30, 2010, which is indicative of the volume of this derivative type, was approximately $14,171,000.

9   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At April 30, 2010, the Fund had payments due to SSBT pursuant to the foregoing arrangement of $17,895,601.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At April 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$29,346,720	$9,331,928		$—	$38,678,648
Consumer Staples	14,693,339	—		—	14,693,339
Energy	33,658,180	13,417,073		—	47,075,253
Financials	43,115,316	20,332,467		—	63,447,783
Health Care	14,212,383	18,724,217		—	32,936,600
Industrials	13,935,580	19,897,783		—	33,833,363
Information Technology	14,420,580	—		—	14,420,580
Materials	11,306,407	10,771,197		—	22,077,604
Telecommunication Services	19,352,051	11,668,618		—	31,020,669
Utilities	—	15,432,951		—	15,432,951

Total Common Stocks	$194,040,556	$119,576,234	*	$—	$313,616,790

Preferred Stocks
Consumer Staples	$—	$1,804,086		$—	$1,804,086
Energy	—	5,108,125		—	5,108,125
Financials	24,994,110	33,192,811		—	58,186,921
Utilities	568,200	523,189		—	1,091,389

Total Preferred Stocks	$25,562,310	$40,628,211	*	$—	$66,190,521

Corporate Bonds & Notes	$—	$21,638,632		$—	$21,638,632

Total Investments	$219,602,866	$181,843,077		$—	$401,445,943

Forward Foreign Currency Exchange Contracts	$—	$891,290		$—	$891,290

Total	$219,602,866	$182,734,367		$—	$402,337,233

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(363,401)		$—	$(363,401)

Total	$—	$(363,401)		$—	$(363,401)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

ANNUAL MEETING OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders on February 26, 2010. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni, each a Class III Trustee of the Fund for a three-year term expiring in 2012.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Ronald A. Pearlman	13,317,669	296,085
Helen Frame Peters	13,352,835	260,919
Ralph F. Verni	13,342,561	271,193

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

NOTICE TO SHAREHOLDERS

In February 2010, the Board approved the Fund’s ability to use a wider array of credit derivatives. Permitted credit derivatives include credit default swaps, interest rate swaps, total return swaps, credit options, as well as other derivative transactions with substantially similar characteristics and risks. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence which is typically a default by the issuer of a debt obligation. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the inception of the option. The primary risks associated with credit derivatives are imperfect correlation, unanticipated market movement, counterparty risk and liquidity risk. The Fund can engage in credit derivatives to an unlimited extent for hedging purposes. Credit derivatives may also be used for non-hedging purposes provided that the notional value of such derivative investments does not exceed 5% of the value of preferred stocks held by the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

John H. Croft
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

Aamer Khan
Vice President

Martha G. Locke
Vice President

Judith A. Saryan
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Vemi Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2010, our records indicate that there are 53 registered shareholders and approximately 12,432 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETO.

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Two International Place
Boston, MA 02110

2159-6/10	CE-TAGDOSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Effective March 1, 2010, John H. Croft joined Aamer Khan, Judith A. Saryan and Martha Locke as a Co-Portfolio Manager of the Fund, replacing Thomas H. Luster. Mr. Croft is a Vice President in Eaton Vance’s investment grade income group, which he joined in 2004, and is a portfolio manager of other Eaton Vance Funds. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts managed by Mr. Croft in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of Accounts	Total Assets of
	Number of All	Total Assets of All	Paying a Performance	Accounts Paying a
	Accounts	Accounts	Fee	Performance Fee
John H. Croft*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	Mr. Croft became a portfolio manager on March 1, 2010.
The following table shows the dollar range of Fund shares beneficially owned by Mr. Croft as of December 31, 2009.

Dollar Range of Equity Securities Owned in the Fund
John H. Croft	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM. Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	June 08, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	June 08, 2010

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	June 08, 2010